SunAmerica Style Select Series, Inc.(

Supplement to the Prospectus dated February 28, 2001

	Under the heading "Information About Advisers" on page
 36 of the Prospectus, the first sentence of the eighth paragraph is replaced with the following:

Alger is a New York corporation wholly owned by its principals and is located at 30 Montgomery Street, 11th
Floor, Jersey City, New Jersey 07302.

	The reference to David D. Alger under the heading
"Stylized Portfolios" on page 42 of the Prospectus is replaced in its entirety with the following:

Portfolio
Focused Growth Portfolio

Name, Title and Affiliation of
Portfolio Manager
Fred Alger
Chairman and President (Alger)

Experience
Mr. Alger founded
Alger in 1964.  He
served as President
and Portfolio
Manager until 1995.
Mr. Alger resumed
these responsibilities
in 2001.













Dated:  September 12, 2001